Exhibit 99.1

Ernst & Young LLP	Tel: +1 212 773 3000
One Manhattan West	Fax: +1 212 773 6350
New York, NY 10001	ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CFG Partners L.P. (“CFG”)	10 March 2025

CFG Investments Limited (the “Issuer”)

20807 Biscayne Boulevard

Aventura, Florida 33180

Re:	CFG Investments Limited

Asset-Backed Notes, Series 2025-1 (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by CFG, the Issuer and Guggenheim Securities, LLC (the “Initial Purchaser,” together with CFG and the Issuer, the “Specified Parties”) for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a revolving pool of unsecured personal loan receivables (the “Receivables”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Initial Purchaser, on behalf of the Issuer, provided us with:

a.	An electronic data file labeled “CFG Strats - 2025-1 Prospective Cutff-Off Pool (11.30.24 Cutoff).xlsb” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Initial Purchaser, on behalf of the Issuer, indicated contains information as of the close of business on 30 November 2024 (the “Statistical Cut-Off Date”) relating to certain unsecured personal loan receivables (the “Statistical Pool Receivables”) that are expected to be representative of the Receivables and
b.	Instructions, assumptions and methodologies, that are described in Attachment A.

For the purpose of the procedures described in this report, CFG, on behalf of the Issuer, provided us with:

a.	Imaged copies of certain printed screen shots from CFG’s servicing system (the “Source Documents”) that CFG, on behalf of the Issuer, indicated relate to the Sample Receivables (as defined in Attachment A),
b.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
c.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Issuer is responsible for the Subject Matter, Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Initial Purchaser or CFG, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Statistical Pool Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Initial Purchaser or CFG, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

10 March 2025

Attachment A

Procedures performed and our associated findings

1.	As instructed by CFG, on behalf of the Issuer, we randomly selected a sample of 200 Statistical Pool Receivables from the Data File (the “Sample Receivables”). For the purpose of this procedure, CFG, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Data File.

For the purpose of the procedures described in this report, the 200 Sample Receivables are referred to as Sample Receivable Numbers 1 through 200.

2.	For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by CFG, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics

Sample Characteristic	Data File Field Name	Note(s)
Loan number	ACC_NBR	i.
Date of contract	ACC_CONTRACT_DT
Original contract amount	FINANCED_AMT_USD	ii.
Original contract term	TERM
APR	ACC_APR	iii.
Monthly payment amount	PMT_AMT_USD	ii.
State of origination	ACC_PTC_COMPANY
Current contract amount	PRINCIPAL_USD	ii., iv.
Payments past due	PMTS_PAST_DUE	iv., v.
Remaining contract term	REMANING_TERM	iv., vi.
Customer age	AGE	vii.
Promotional program	PREAPP_PROMO_FLAG
Income	MONTHLY_INCOME_USD	ii.
Number of years with employer at time of application	TIME_ON_JOB	viii.
Homeownership flag	OWNERSHIP
Disposable income	DISPOSABLE_INCOME_USD	ii., ix.
Debt-to-income ratio	DEBT_RATIO	x.

Notes:

i.            For identification purposes only.

Exhibit 1 to Attachment A

Notes: (continued)

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable with a state of origination of “CO-AW,” “CO-SM” or “CO-CU,” as shown in the Source Documents, CFG, on behalf of the Issuer, instructed us to recalculate the indicated Sample Characteristics by dividing:
(a)	The indicated Sample Characteristic value, as shown in the Source Documents (and in accordance with any other applicable note(s)), by
(b)	1.79.

iii.	For the purpose of comparing the APR Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to ignore absolute differences of +/- 0.05% or less.

iv.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to ignore any payment made on or after the Statistical Cut-Off Date, as shown in the Source Documents (and in accordance with any other applicable note(s)).

v.	For the purpose of comparing the payments past due Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to ignore absolute differences of +/- 1 (and in accordance with any other applicable note(s)).

vi.	For the purpose of comparing the remaining contract term Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to recalculate the remaining contract term by:
(a)	Dividing:
1.	The difference in days (assuming a 360-day year consisting of twelve 30-day months) between the Statistical Cut-Off Date and date of contract, as shown in the Source Documents, by
2.	30,
(b)	Rounding down the value calculated in (a) to the nearest whole integer (XX),
(c)	Using the maximum value between the value calculated in (b) and 0,
(d)	Subtracting the value calculated in (c) from the original contract term, as shown in the Source Documents, and
(e)	Adding payments past due, as shown in the Source Documents, to the value calculated in (d).

Exhibit 1 to Attachment A

Notes: (continued)

vii.	For the purpose of comparing the customer age Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to recalculate the customer age as the difference between the:
(a)	Year of the Statistical Cut-Off Date and
(b)	Year of the date of birth, as shown in the Source Documents.

viii.	For the purpose of comparing the number of years with employer at time of application Sample Characteristic for each Sample Receivable with more than one number of years with employer at time of application, as shown in the Source Document, CFG, on behalf of the Issuer, instructed us to use the number of years with employer at time of application with the largest value, as shown in the Source Documents.

ix.	For the purpose of comparing the disposable income Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to recalculate the disposable income by:
(a)	Dividing the debt-to-income ratio, as shown on the Source Documents (and in accordance with any other applicable note(s)), by 100,
(b)	Multiplying the income, as shown on the Source Documents (and in accordance with any other applicable note(s)), and the value calculated in (a) and
(c)	Subtracting the income, as shown in the Source Documents (and in accordance with any other applicable note(s)), from the value calculated in (b).

x.	For the purpose of comparing the debt-to-income ratio Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to note agreement if the debt-to-income ratio value, as shown on the Data File, agreed to at least one debt-to-income ratio, as shown in the Source Documents. We performed no procedures to reconcile any differences that may exist relating to the information shown in the Source Documents.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CFG, on behalf of the Issuer, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample
Receivable
Number	Sample Characteristic	Data File Value	Source Document Value
75	Debt-to-income ratio	44.25	54.52
80	Disposable income	$455.96	$455.85
	Debt-to-income ratio	55.83	56.83